STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

July 31, 2024 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.8%
Australia - 3.4%
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	1.75	3/20/2034	4,126,000		2,054,902
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	4.25	2/20/2036	637,000		387,243
Queensland Treasury Corp., Govt. Gtd. Bonds	AUD	4.50	8/22/2035	275,000	[b]	172,117
Queensland Treasury Corp., Govt. Gtd. Bonds	AUD	1.75	7/20/2034	575,000	[b]	282,476
Treasury Corp. of Victoria, Govt. Gtd. Bonds	AUD	2.00	9/17/2035	635,000		306,267
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	4.75	9/15/2036	2,791,000		1,753,717
					4,956,722
Austria - 1.7%
Austria, Sr. Unscd. Bonds	EUR	2.90	2/20/2034	1,275,000	[b]	1,390,946
Raiffeisen Bank International AG, Sr. Notes	EUR	4.63	8/21/2029	100,000		109,594
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	900,000		912,278
					2,412,818
Belgium - 1.0%
Belgium, Sr. Unscd. Notes, Ser. 98	EUR	3.30	6/22/2054	775,000	[b]	817,796
FLUVIUS System Operator CV, Gtd. Notes	EUR	3.88	5/9/2033	500,000		556,727
					1,374,523
Bermuda - .5%
Textainer Marine Containers VII Ltd., Ser. 2021-1A, Cl. A		1.68	2/20/2046	781,167	[b]	703,850
Canada - 2.9%
Alimentation Couche-Tard, Inc., Gtd. Notes	EUR	3.65	5/12/2031	471,000	[b]	513,187
Alimentation Couche-Tard, Inc., Sr. Unscd. Notes	EUR	4.01	2/12/2036	497,000	[b]	543,199
Canada, Bonds	CAD	1.75	12/1/2053	2,375,000		1,240,009
Canada, Bonds	CAD	3.25	9/1/2028	400,000		291,251
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	272,901	[b]	193,049
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	280,860	[b]	201,217
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	1,107,000	[b]	817,319
GFL Environmental, Inc., Sr. Scd. Notes		6.75	1/15/2031	400,000	[b]	411,826
					4,211,057
Cayman Islands - .9%
Octagon 61 CLO, Ser. 2023-2A, Cl. A, (3 Month TSFR +1.85%)		7.13	4/20/2036	539,672	[b,c]	543,178
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl. A, (3 Month TSFR +1.90%)		7.20	7/15/2036	600,000	[b,c]	605,263
Southern Water Services Finance Ltd., Sr. Scd. Notes	GBP	3.00	5/28/2037	188,000		157,411
					1,305,852

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.8% (continued)
Chile - .2%
Bonos de la Tesoreria de la Republica en pesos, Bonds	CLP	5.00	3/1/2035	360,000,000		354,147
China - 7.2%
China, Bonds	CNY	2.60	9/1/2032	34,950,000		5,025,335
China, Bonds	CNY	3.73	5/25/2070	16,050,000		3,024,004
China, Unscd. Bonds	CNY	3.81	9/14/2050	13,600,000		2,388,643
					10,437,982
Czech Republic - .2%
Czech Republic, Sr. Unscd. Bonds	CZK	2.00	10/13/2033	9,500,000		350,624
Denmark - .2%
Denmark, Bonds	DKK	4.50	11/15/2039	1,500,000		273,053
Finland - .4%
Finland, Sr. Unscd. Bonds, Ser. 10Y	EUR	3.00	9/15/2033	500,000	[b]	550,660
France - 6.3%
Electricite de France SA, Sr. Unscd. Notes	EUR	4.63	1/25/2043	100,000		111,708
Electricite de France SA, Sr. Unscd. Notes		5.95	4/22/2034	920,000	[b,d]	957,516
French Republic, Bonds, Ser. 10Y	EUR	3.00	5/25/2033	3,025,000	[b]	3,297,239
French Republic, Bonds, Ser. 31Y	EUR	3.00	5/25/2054	250,000	[b]	245,758
French Republic, Bonds, Ser. 31Y	EUR	3.25	5/25/2055	950,000	[b]	975,906
French Republic, Bonds, Ser. 32Y	EUR	4.00	10/25/2038	560,000	[b]	660,830
French Republic, Bonds, Ser. 5Y	EUR	2.75	2/25/2029	325,000	[b]	352,369
Kering SA, Sr. Unscd. Notes	EUR	3.63	9/5/2031	500,000		547,067
Kering SA, Sr. Unscd. Notes	EUR	3.88	9/5/2035	400,000		439,638
Orano SA, Sr. Unscd. Notes	EUR	5.38	5/15/2027	400,000		451,800
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	900,000		918,571
Suez SACA, Sr. Unscd. Notes	EUR	5.00	11/3/2032	100,000		117,761
					9,076,163
Germany - 2.2%
Amprion GmbH, Sr. Unscd. Notes	EUR	0.63	9/23/2033	200,000		169,535
Amprion GmbH, Sr. Unscd. Notes	EUR	3.97	9/22/2032	1,100,000		1,234,350
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	1.88	5/24/2030	495,000		509,648
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	2.75	3/19/2029	397,000		431,733
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	3.25	5/19/2033	384,000		428,256
Eurogrid GmbH, Gtd. Notes	EUR	0.74	4/21/2033	200,000		172,446
Eurogrid GmbH, Gtd. Notes	EUR	1.11	5/15/2032	200,000		182,392
					3,128,360
Greece - .4%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.38	7/18/2038	247,000	[b]	288,769
Piraeus Bank SA, Sr. Notes	EUR	6.75	12/5/2029	200,000		238,682
					527,451
Hungary - .1%
Hungary, Bonds, Ser. 33A	HUF	2.25	4/20/2033	44,000,000		89,446
Indonesia - .5%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	10,580,000,000		677,272

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.8% (continued)
Ireland - 1.3%
ESB Finance DAC, Gtd. Notes	EUR	3.75	1/25/2043	450,000		474,931
Ireland, Bonds	EUR	2.60	10/18/2034	525,000		563,727
Linde PLC, Sr. Unscd. Notes	EUR	1.63	3/31/2035	600,000		550,704
Permanent TSB Group Holdings PLC, Sub. Notes	EUR	3.00	8/19/2031	286,000		299,637
					1,888,999
Israel - .4%
Israel, Sr. Unscd. Notes		5.50	3/12/2034	642,000	[d]	629,950
Italy - 3.8%
Autostrade per l'Italia SpA, Sr. Unscd. Notes	EUR	4.63	2/28/2036	596,000		655,326
Eni SpA, Sr. Unscd. Notes		5.50	5/15/2034	200,000	[b]	204,098
Eni SpA, Sr. Unscd. Notes		5.95	5/15/2054	442,000	[b]	448,153
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	2,375,000		2,748,288
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	1,785,000	[b]	1,424,949
					5,480,814
Japan - 4.7%
Japan, Bonds, Ser. 163	JPY	0.40	9/20/2028	100,000,000		662,623
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	262,400,000		1,651,573
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	427,800,000		2,549,677
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	165,000,000		736,749
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	142,050,000		680,105
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	132,100,000		588,459
					6,869,186
Jersey - 1.0%
AA Bond Co. Ltd., Sr. Scd. Notes, Ser. A8	GBP	5.50	7/31/2027	290,000		368,525
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR +1.77%)		7.07	7/15/2036	545,000	[b,c]	546,515
Invesco US Ltd. CLO, Ser. 2023-3A, Cl. A, (3 Month TSFR +1.80%)		7.10	7/15/2036	575,000	[b,c]	579,369
					1,494,409
Malaysia - .8%
Malaysia, Bonds, Ser. 318	MYR	4.64	11/7/2033	5,100,000		1,190,017
Netherlands - 2.2%
Athora Netherlands NV, Sub. Notes	EUR	5.38	8/31/2032	1,032,000		1,116,370
BNI Finance BV, Gtd. Notes	EUR	3.88	12/1/2030	667,000		744,683
Enel Finance International NV, Gtd. Notes	EUR	4.50	2/20/2043	110,000		124,937
JDE Peet's NV, Sr. Unscd. Notes	EUR	4.50	1/23/2034	404,000		454,991
Sartorius Finance BV, Gtd. Notes	EUR	4.50	9/14/2032	500,000		563,296
Stellantis NV, Sr. Unscd. Notes	EUR	4.25	6/16/2031	190,000		212,254
					3,216,531
New Zealand - 3.9%
New Zealand, Unscd. Bonds, Ser. 433	NZD	3.50	4/14/2033	6,455,000		3,622,391
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	4,040,000		2,050,527
					5,672,918

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.8% (continued)
Peru - 1.5%
Peru, Bonds	PEN	7.60	8/12/2039	3,100,000	[b]	849,358
Peru, Sr. Unscd. Bonds	PEN	7.30	8/12/2033	4,710,000	[b]	1,304,678
					2,154,036
Poland - .8%
Poland, Bonds, Ser. 1033	PLN	6.00	10/25/2033	1,375,000		363,156
Poland, Sr. Unscd. Notes		5.50	3/18/2054	848,000		837,383
					1,200,539
Romania - 1.5%
Romania, Bonds, Ser. 10Y	RON	7.20	10/30/2033	5,250,000		1,182,885
Romania, Sr. Unscd. Bonds	EUR	3.62	5/26/2030	151,000		153,229
Romania, Sr. Unscd. Notes	EUR	5.25	5/30/2032	631,000	[b]	677,934
Romania, Sr. Unscd. Notes		6.38	1/30/2034	170,000	[b]	174,233
					2,188,281
Singapore - .7%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.34	5/19/2063	300,000		292,525
Singapore, Bonds	SGD	3.38	9/1/2033	875,000		681,108
					973,633
South Korea - 5.1%
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	7,979,700,000		6,298,266
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	1,415,000,000		1,061,402
					7,359,668
Spain - 4.6%
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	800,000		864,397
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.00	9/15/2032	700,000		669,238
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.00	2/15/2033	300,000		284,170
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.75	10/23/2030	500,000		486,637
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	4,650,000	[b]	4,281,198
Spain, Sr. Unscd. Bonds	EUR	3.25	4/30/2034	75,000	[b]	82,369
					6,668,009
Supranational - .7%
European Union, Sr. Unscd. Bonds	EUR	3.00	3/4/2053	1,026,401		1,043,349
Sweden - .1%
Sweden, Bonds, Ser. 1066	SEK	2.25	5/11/2035	1,875,000		178,780
Switzerland - 1.7%
Switzerland, Bonds	CHF	0.50	6/27/2032	1,390,000		1,590,722
UBS Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	907,000		937,544
					2,528,266
United Kingdom - 10.0%
BAE Systems PLC, Sr. Unscd. Notes		5.30	3/26/2034	388,000	[b]	393,381
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	51,015	[b]	50,290
Diageo Finance PLC, Gtd. Notes	EUR	2.50	3/27/2032	500,000		518,972
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.59%)	GBP	5.82	12/16/2067	226,222	[b,c]	291,063

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.8% (continued)
United Kingdom - 10.0% (continued)
Motability Operations Group PLC, Gtd. Notes	EUR	3.50	7/17/2031	1,310,000		1,431,120
National Grid PLC, Sr. Unscd. Notes	EUR	0.75	9/1/2033	770,000		646,776
Northumbrian Water Finance PLC, Gtd. Notes	GBP	6.38	10/28/2034	519,000		692,958
Severn Trent Utilities Finance PLC, Gtd. Notes	EUR	4.00	3/5/2034	217,000		235,344
SW Finance I PLC, Sr. Scd. Notes	GBP	7.38	12/12/2041	397,000		458,684
Thames Water Utilities Finance PLC, Sr. Scd. Notes	EUR	4.38	1/18/2031	557,000		440,882
Thames Water Utilities Finance PLC, Sr. Scd. Notes	GBP	4.38	7/3/2034	144,000		128,611
Tower Bridge Funding PLC, Ser. 2021-2, Cl. A, (3 Month SONIO +0.78%)	GBP	6.01	11/20/2063	251,272	[c]	323,572
United Kingdom Gilt, Bonds	GBP	3.25	1/31/2033	1,875,000		2,293,863
United Kingdom Gilt, Bonds	GBP	4.38	7/31/2054	2,350,000		2,936,755
United Kingdom Gilt, Bonds	GBP	4.50	6/7/2028	2,350,000		3,080,538
United Utilities Water Finance PLC, Gtd. Notes	EUR	3.75	5/23/2034	583,000		621,334
					14,544,143
United States - 21.9%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1		6.13	5/25/2068	440,984	[b]	443,041
Alexandria Real Estate Equities, Inc., Gtd. Notes		5.25	5/15/2036	343,000		339,087
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2		6.00	8/17/2048	379,000	[b]	385,818
AMSR Trust, Ser. 2019-SFR1, Cl. B		3.02	1/19/2039	525,000	[b]	503,045
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	383,000	[b]	388,207
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A		6.02	2/20/2030	261,000	[b]	271,274
Becton, Dickinson and Co., Gtd. Notes	EUR	3.83	6/7/2032	586,000		647,512
Bimbo Bakeries USA, Inc., Gtd. Notes		5.38	1/9/2036	200,000	[b]	199,795
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1		6.60	7/25/2068	272,964	[b]	276,462
COLT Mortgage Loan Trust, Ser. 2023-4, Cl. A1		7.16	10/25/2068	491,134	[b]	501,763
Consumers Energy Co., First Mortgage Bonds		4.60	5/30/2029	308,000		308,860
CVS Health Corp., Sr. Unscd. Notes		5.70	6/1/2034	598,000		610,407
CVS Health Corp., Sr. Unscd. Notes		6.05	6/1/2054	286,000		287,805
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B		5.45	4/20/2048	115,278	[b]	111,243
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2		5.56	11/20/2048	394,000	[b]	393,142
Diamondback Energy, Inc., Gtd. Notes		5.40	4/18/2034	140,000		141,783
Energy Transfer LP, Sr. Unscd. Notes		6.55	12/1/2033	284,000		306,830
Ent Auto Receivables Trust, Ser. 2023-1A, Cl. A3		6.24	1/16/2029	192,000	[b]	194,658
Enterprise Products Operating LLC, Gtd. Notes		4.85	1/31/2034	1,279,000		1,275,695
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, Cl. A		2.18	1/25/2051	599,018	[b]	477,488
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, (1 Month SOFR +2.00%)		7.35	1/25/2051	130,624	[b,c,e]	129,998

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.8% (continued)
United States - 21.9% (continued)
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	614,000		697,383
Honeywell International, Inc., Sr. Unscd. Notes	EUR	3.38	3/1/2030	647,000		705,146
JPMorgan Chase & Co., Sr. Unscd. Notes		5.29	7/22/2035	271,000		274,909
MetroNet Infrastructure Issuer LLC, Ser. 2024-1A, Cl. A2		6.23	4/20/2054	123,114	[b]	126,537
Morgan Stanley, Sr. Unscd. Notes		5.47	1/18/2035	571,000		581,332
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	240,520	[b]	237,629
Nasdaq, Inc., Sr. Unscd. Notes	EUR	4.50	2/15/2032	1,110,000		1,279,283
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	1,001,000		930,434
Public Service Enterprise Group, Inc., Sr. Unscd. Notes		5.45	4/1/2034	230,000	[d]	234,031
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A		5.00	9/15/2048	515,000	[b]	502,620
Santander Drive Auto Receivables Trust, Ser. 2021-4, Cl. C		1.26	2/16/2027	200,646		199,215
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	695,000	[b]	580,664
Stack Infrastructure Issuer LLC, Ser. 2023-1A, Cl. A2		5.90	3/25/2048	150,000	[b]	151,605
Stellantis Finance US, Inc., Gtd. Notes		6.38	9/12/2032	200,000		211,310
Sunnova Hestia I Issuer LLC, Ser. 2023-GRID1, Cl. 1A		5.75	12/20/2050	95,292	[b]	97,470
The Goldman Sachs Group, Inc., Sr. Unscd. Notes		5.85	4/25/2035	194,000		202,801
TIF Funding III LLC, Ser. 2024-1A, Cl. A		5.48	4/20/2049	557,700	[b]	563,982
Truist Financial Corp., Sr. Unscd. Notes		5.12	1/26/2034	304,000		298,358
Truist Financial Corp., Sr. Unscd. Notes		5.87	6/8/2034	826,000		852,766
Truist Financial Corp., Sr. Unscd. Notes		6.12	10/28/2033	72,000		75,459
U.S. Bancorp, Sr. Unscd. Notes		5.84	6/12/2034	583,000		605,462
U.S. Treasury Notes		4.00	2/15/2034	488,500		486,554
U.S. Treasury Notes		4.63	2/28/2026	411,000		412,108
U.S. Treasury Notes		4.63	4/30/2029	1,611,300		1,658,915
U.S. Treasury Notes		4.63	6/30/2026	2,200,000	[d]	2,212,977
Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2		6.32	3/16/2048	583,000	[b]	592,719
Verizon Communications, Inc., Sr. Unscd. Notes	EUR	3.50	6/28/2032	400,000		436,203
Verus Securitization Trust, Ser. 2023-4, Cl. A1		5.81	5/25/2068	255,606	[b]	255,906
Verus Securitization Trust, Ser. 2023-5, Cl. A1		6.48	6/25/2068	279,186	[b]	281,038
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	283,000		266,353
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	380,000	[b]	357,648
WEA Finance LLC, Gtd. Notes		4.13	9/20/2028	93,000	[b]	88,745
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	111,000	[b,d]	87,778
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes		4.75	9/17/2044	856,000	[b]	674,368
Wells Fargo & Co., Sr. Unscd. Notes		5.39	4/24/2034	260,000		263,131
Wells Fargo & Co., Sr. Unscd. Notes		5.56	7/25/2034	630,000		644,380

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.8% (continued)
United States - 21.9% (continued)
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, (1 Month TSFR +1.26%)		6.59	2/15/2040	357,904	[b,c]	355,017
Federal Home Loan Mortgage Corp.:
5.50%, 4/1/2054				3,077,053	[e]	3,102,515
Federal National Mortgage Association:
6.00%, 12/1/2053				1,873,205	[e]	1,924,152
					31,702,816
Total Bonds and Notes (cost $137,107,974)				137,414,324
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .1%
Call Options - .0%
Swedish Krona Cross Currency, Contracts N/A, Barclays Capital, Inc.	NOK	0.99	8/30/2024	12,627,000		6,519
Put Options - .1%
Japanese Yen, Contracts N/A, Goldman Sachs & Co. LLC		150.00	8/15/2024	719,000		7,509
New Zealand Dollar Cross Currency, Contracts N/A, Barclays Capital, Inc.	AUD	1.11	8/5/2024	660,000		3,848
Swaption Receiver Markit iTraxx Europe Index Series 41, Payer 3 Month Fixed Rate of 1.00% terminating on 6/20/2029, Contracts 11,400,000, Citigroup Global Markets, Inc.	EUR	0.53	9/18/2024	11,400,000	[f]	29,612
Swaption Receiver Markit iTraxx Europe Index Series 41, Payer 3 Month Fixed Rate of 1.00% terminating on 6/20/2029, Contracts 11,550,000, Citigroup Global Markets, Inc.	EUR	0.53	9/18/2024	11,550,000	[f]	30,002
					70,971
Total Options Purchased (cost $66,972)				77,490
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $505,872)		5.44		505,872	[g]	505,872

Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $976,420)		5.44		976,420	[g]	976,420
Total Investments (cost $138,657,238)				95.9%	138,974,106
Cash and Receivables (Net)				4.1%	6,002,784
Net Assets				100.0%	144,976,890

STATEMENT OF INVESTMENTS (Unaudited) (continued)

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term Secured Overnight Financing Rate Reference Rates

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

RON—Romanian Leu

SEK—Swedish Krona

SGD—Singapore Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2024, these securities were valued at $35,061,718 or 24.18% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security, or portion thereof, on loan. At July 31, 2024, the value of the fund’s securities on loan was $3,785,248 and the value of the collateral was $3,896,328, consisting of cash collateral of $976,420 and U.S. Government & Agency securities valued at $2,919,908. In addition, the value of collateral may include pending sales that are also on loan.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Exercise price is referenced as basis points.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	23	9/16/2024	1,705,600[a]	1,733,935	28,335
Euro 30 Year Bond	11	9/6/2024	1,555,739[a]	1,604,046	48,307
Euro BTP Italian Government Bond	40	9/6/2024	5,014,282[a]	5,149,778	135,496
Euro-Bobl	224	9/6/2024	28,264,640[a]	28,487,244	222,604
Euro-Schatz	123	9/6/2024	14,042,143[a]	14,120,359	78,216
U.S. Treasury 10 Year Notes	32	9/19/2024	3,488,869	3,578,000	89,131
U.S. Treasury 2 Year Notes	131	9/30/2024	26,679,181	26,903,102	223,921
U.S. Treasury Long Bond	8	9/19/2024	934,077	966,250	32,173
Futures Short
10 Year U.S. Treasury Notes	42	9/19/2024	4,807,688	4,854,281	(46,593)
Canadian 10 Year Bond	129	9/18/2024	11,146,029[a]	11,486,807	(340,778)

Futures (continued)
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
Euro-Bond	83	9/6/2024	11,843,927[a]	12,012,531	(168,604)
Japanese 10 Year Bond	6	9/12/2024	5,744,027[a]	5,716,231	27,796
Long Gilt	1	9/26/2024	125,856[a]	127,552	(1,696)
Long Term French Government Future	34	9/6/2024	4,552,495[a]	4,631,575	(79,080)
U.S. Treasury 5 Year Notes	44	9/30/2024	4,713,773	4,747,188	(33,415)
U.S. Treasury Ultra Long Bond	44	9/19/2024	5,499,941	5,630,625	(130,684)
Gross Unrealized Appreciation				885,979
Gross Unrealized Depreciation				(800,850)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	131,438	New Zealand Dollar	216,000	8/22/2024	2,880
United States Dollar	124,619	British Pound	97,000	8/13/2024	(95)
Norwegian Krone	19,380,171	United States Dollar	1,825,165	8/22/2024	(47,896)
United States Dollar	243,262	Indonesian Rupiah	3,963,627,000	8/22/2024	(341)
Euro	37,587	Japanese Yen	6,487,000	8/22/2024	(2,727)
Colombian Peso	1,457,480,000	United States Dollar	348,990	8/13/2024	10,124
Swedish Krona	5,220,000	Norwegian Krone	5,312,707	8/22/2024	783
United States Dollar	1,029,464	Euro	947,000	8/22/2024	3,497
Polish Zloty	853,000	United States Dollar	213,031	8/13/2024	2,140
United States Dollar	147,711	Malaysian Ringgit	696,000	8/13/2024	(3,914)
United States Dollar	410,333	Euro	375,000	8/13/2024	4,241
United States Dollar	28,883	Mexican Peso	530,000	8/22/2024	535
Swiss Franc	809,000	United States Dollar	914,344	8/22/2024	9,751
United States Dollar	409,897	Swiss Franc	361,000	8/22/2024	(2,462)
United States Dollar	573,820	Taiwan Dollar	18,854,000	8/22/2024	(1,183)
Indian Rupee	48,500,000	United States Dollar	579,207	8/22/2024	(347)
Japanese Yen	22,012,000	United States Dollar	146,526	8/22/2024	905
Japanese Yen	6,487,000	Euro	37,626	8/22/2024	2,684
Canadian Dollar	1,066,000	United States Dollar	780,233	8/22/2024	(7,631)
United States Dollar	1,259,271	British Pound	988,000	8/22/2024	(11,132)
United States Dollar	342,387	Australian Dollar	522,000	8/22/2024	822
Swedish Krona	2,590,000	United States Dollar	239,835	8/22/2024	2,289
United States Dollar	38,657	Swedish Krona	407,000	8/13/2024	627
United States Dollar	1,038,308	Hungarian Forint	381,253,000	8/13/2024	(8,348)
BNP Paribas Corp.
Swedish Krona	3,837,000	Norwegian Krone	3,915,260	8/22/2024	(352)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
BNP Paribas Corp. (continued)
United States Dollar	432,007	Chinese Yuan Renminbi	3,130,000	8/22/2024	(2,051)
Euro	256,500	United States Dollar	277,650	8/22/2024	239
United States Dollar	278,209	Swedish Krona	2,914,000	8/22/2024	5,796
Swedish Krona	14,876,057	United States Dollar	1,410,889	8/22/2024	(20,211)
Citigroup Global Markets, Inc.
United States Dollar	576,037	Indian Rupee	48,176,000	8/22/2024	1,044
United States Dollar	240,594	Chilean Peso	226,055,000	8/13/2024	614
Euro	433,500	United States Dollar	470,375	8/22/2024	(727)
Swedish Krona	5,774,000	United States Dollar	547,074	8/13/2024	(7,557)
Canadian Dollar	625,000	United States Dollar	459,279	8/22/2024	(6,300)
Swedish Krona	2,215,000	United States Dollar	211,496	8/22/2024	(4,428)
United States Dollar	92,690	Swedish Krona	971,000	8/22/2024	1,917
United States Dollar	67,317	Colombian Peso	279,090,000	8/22/2024	(1,373)
United States Dollar	376,778	British Pound	290,000	8/13/2024	3,921
Euro	122,000	United States Dollar	132,273	8/13/2024	(158)
Japanese Yen	23,018,000	United States Dollar	146,831	8/22/2024	7,338
United States Dollar	4,305,284	South Korean Won	5,936,643,000	8/13/2024	(10,234)
Goldman Sachs & Co. LLC
Swedish Krona	3,433,000	United States Dollar	323,190	8/13/2024	(2,414)
United States Dollar	27,418	Swedish Krona	296,000	8/13/2024	(240)
British Pound	620,000	United States Dollar	785,442	8/13/2024	11,701
United States Dollar	476,906	British Pound	372,000	8/22/2024	(1,424)
United States Dollar	1,894,376	Peruvian Nuevo Sol	7,296,000	8/13/2024	(57,437)
Mexican Peso	15,438,000	United States Dollar	853,059	8/13/2024	(26,149)
Indian Rupee	23,958,000	United States Dollar	286,503	8/22/2024	(558)
United States Dollar	1,742,407	New Zealand Dollar	2,860,000	8/13/2024	40,254
Swiss Franc	43,330	Japanese Yen	7,743,864	8/22/2024	(2,372)
Japanese Yen	7,732,594	Swiss Franc	43,331	8/22/2024	2,296
Norwegian Krone	6,042,829	United States Dollar	567,443	8/22/2024	(13,282)
United States Dollar	956,819	Romanian Leu	4,430,000	8/13/2024	(6,650)
United States Dollar	375,916	Canadian Dollar	515,000	8/22/2024	2,661
Australian Dollar	495,000	United States Dollar	328,221	8/22/2024	(4,323)
United States Dollar	188,415	Australian Dollar	283,000	8/22/2024	3,237
Japanese Yen	3,024,004,000	United States Dollar	18,863,713	8/13/2024	1,362,188
Swiss Franc	280,000	United States Dollar	312,496	8/22/2024	7,339
United States Dollar	2,170,342	Swiss Franc	1,947,207	8/22/2024	(53,891)
United States Dollar	1,446,335	Australian Dollar	2,168,000	8/13/2024	28,082
United States Dollar	89,146	Swiss Franc	80,000	8/13/2024	(2,137)
Japanese Yen	22,140,000	United States Dollar	145,603	8/22/2024	2,685
United States Dollar	600,181	Japanese Yen	94,898,000	8/22/2024	(35,423)
Euro	1,986,000	United States Dollar	2,155,064	8/13/2024	(4,400)
United States Dollar	53,095	South African Rand	968,000	8/13/2024	10
Canadian Dollar	6,199,000	United States Dollar	4,529,155	8/13/2024	(37,549)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC (continued)
United States Dollar	244,684	New Zealand Dollar	399,000	8/22/2024	7,210
HSBC Securities (USA), Inc.
Thai Baht	31,502,264	United States Dollar	859,212	8/13/2024	25,504
United States Dollar	1,977,087	Japanese Yen	317,384,000	8/22/2024	(148,676)
Chinese Yuan Renminbi	114,743,000	United States Dollar	15,759,000	8/13/2024	143,018
Euro	1,910,000	United States Dollar	2,073,875	8/13/2024	(5,513)
United States Dollar	1,736,620	New Zealand Dollar	2,850,000	8/13/2024	40,419
United States Dollar	285,990	Indian Rupee	23,958,000	8/22/2024	45
United States Dollar	92,457	British Pound	72,000	8/13/2024	(114)
Indonesian Rupiah	3,963,627,000	United States Dollar	243,823	8/22/2024	(220)
Indonesian Rupiah	8,025,015,000	United States Dollar	490,473	8/13/2024	2,881
Taiwan Dollar	18,741,000	United States Dollar	573,417	8/22/2024	(1,860)
Czech Koruna	882,000	United States Dollar	37,835	8/13/2024	(269)
Israeli Shekel	1,171,000	United States Dollar	312,680	9/12/2024	(2,017)
Chinese Yuan Renminbi	2,515,000	United States Dollar	345,810	8/22/2024	2,962
United States Dollar	1,469,538	Swiss Franc	1,291,000	8/22/2024	(5,131)
United States Dollar	724,894	Australian Dollar	1,075,000	8/22/2024	21,479
Canadian Dollar	566,000	United States Dollar	415,094	8/22/2024	(4,876)
United States Dollar	664,698	Canadian Dollar	914,000	8/22/2024	2,261
United States Dollar	38,439	Swedish Krona	403,000	8/22/2024	765
Hungarian Forint	445,563,000	United States Dollar	1,219,021	8/13/2024	4,186
Norwegian Krone	2,367,000	United States Dollar	223,066	8/13/2024	(6,050)
Euro	1,260,000	United States Dollar	1,367,674	8/22/2024	(2,606)
United States Dollar	351,168	Euro	323,000	8/22/2024	1,234
New Zealand Dollar	1,374,000	United States Dollar	817,609	8/22/2024	160
United States Dollar	920,942	New Zealand Dollar	1,510,000	8/22/2024	22,230
United States Dollar	23,616	Swedish Krona	248,000	8/13/2024	443
Danish Krone	1,728,000	United States Dollar	249,802	8/13/2024	988
Australian Dollar	2,292,000	United States Dollar	1,516,047	8/22/2024	(16,301)
J.P. Morgan Securities LLC
United States Dollar	115,189	South Korean Won	159,400,000	8/22/2024	(747)
United States Dollar	221,554	Swiss Franc	196,000	8/22/2024	(2,331)
United States Dollar	664,471	Swedish Krona	6,993,000	8/22/2024	10,735
New Zealand Dollar	730,000	United States Dollar	445,966	8/22/2024	(11,489)
United States Dollar	647,086	Japanese Yen	99,556,000	8/13/2024	(18,789)
Norwegian Krone	35,967,462	United States Dollar	3,374,838	8/22/2024	(76,423)
United States Dollar	226,766	Norwegian Krone	2,417,000	8/22/2024	5,114
United States Dollar	3,468,185	Canadian Dollar	4,739,000	8/22/2024	33,514
United States Dollar	253,236	Australian Dollar	384,000	8/22/2024	1,970
United States Dollar	25,507	Swedish Krona	272,000	8/13/2024	92
Morgan Stanley & Co. LLC
United States Dollar	1,742,707	New Zealand Dollar	2,860,000	8/13/2024	40,554

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC (continued)
United States Dollar	17,003	Swedish Krona	180,000	8/13/2024	184
United States Dollar	1,196,562	Chinese Yuan Renminbi	8,540,000	8/13/2024	13,024
United States Dollar	66,507	Singapore Dollar	90,000	8/13/2024	(875)
United States Dollar	18,602	Swedish Krona	196,000	8/13/2024	288
Euro	9,870,000	United States Dollar	10,628,776	8/13/2024	59,568
United States Dollar	181,572	New Zealand Dollar	308,000	8/22/2024	(1,741)
United States Dollar	168,638	British Pound	133,000	8/22/2024	(2,378)
United States Dollar	803,156	Japanese Yen	128,244,000	8/22/2024	(55,792)
RBC Capital Markets LLC
United States Dollar	941,607	Swedish Krona	9,912,000	8/22/2024	14,991
UBS Securities LLC
Canadian Dollar	137,000	United States Dollar	100,219	8/13/2024	(953)
Euro	445,000	United States Dollar	479,943	8/22/2024	2,164
South Korean Won	772,000	United States Dollar	557	8/22/2024	5
United States Dollar	292,647	Australian Dollar	438,000	8/22/2024	6,046
Japanese Yen	21,820,000	United States Dollar	135,778	8/13/2024	10,164
United States Dollar	2,817,983	New Zealand Dollar	4,641,000	8/22/2024	55,782
Gross Unrealized Appreciation					2,052,580
Gross Unrealized Depreciation					(752,867)

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
EUR Maturity Fixed at 2.80%	EUR - CPTFEMU at Maturity	7/28/2053	3,600,646	493,057	227,431	265,626
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.53%	7/28/2053	-	-	-	-
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.53%	12/7/2053	4,298,000	(24,775)	4,515	(29,290)
EUR Maturity Fixed at 2.50%	EUR - CPTFEMU at Maturity	12/7/2053	-	-	-	-
GBP Maturity Fixed at 3.70%	GBP - UKRPI at Maturity	4/5/2034	9,101,694	121,102	-	121,102
SEK - 3 Month STIBOR at 3.72%	SEK 12 Month Fixed at 2.63%	6/19/2029	7,519,703	(102,342)	-	(102,342)
EUR 12 Month Fixed at 2.84%	EUR - 6 Month Euribor at 3.68%	6/19/2029	7,759,732	80,528	-	80,528
EUR 12 Month Fixed at 2.77%	EUR - 6 Month Euribor at 3.58%	7/17/2029	7,683,975	63,927	-	63,927
SEK - 3 Month STIBOR at 3.61%	SEK 12 Month Fixed at 2.44%	7/17/2029	7,563,590	(47,667)	-	(47,667)

Centrally Cleared Interest Rate Swaps (continued)
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
EUR - CPTFEMU at Maturity	EUR Maturity Fixed at 2.50%	12/7/2053	-	-	-	-
USD Maturity Fixed at 0.00%	USD Maturity Fixed at 2.53%	7/28/2053	-	-	-	-
EUR Maturity Fixed at 2.50%	EUR - CPTFEMU at Maturity	12/7/2053	602,813	24,506	25,248	(742)
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.53%	7/28/2053	2,157,000	(39,725)	(30,987)	(8,738)
Gross Unrealized Appreciation					531,183
Gross Unrealized Depreciation					(188,779)

EUR—Euro

GBP—British Pound

SEK—Swedish Krona

USD—United States Dollar

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA

CPURNSA—US CPI Urban Consumers NSA

UKRPI—UK RPI All Items NSA

See notes to financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
EUR - 3 Month Euribor at 3.71%	EUR - IBOXXMJA at Maturity	Goldman Sachs & Co. LLC	9/20/24	4,540,794	(32,185)
USD - 3 Month SOFRRATE at 5.34%	USD - IBOXIG at Maturity	J.P. Morgan Securities LLC	9/20/24	3,952,983	(78,942)
EUR - QW5A at Maturity	EUR - 3 Month Euribor at 3.71%	J.P. Morgan Securities LLC	9/20/24	2,529,616	29,664
EUR - 3 Month Euribor at 3.71%	EUR - IBOXXMJA at Maturity	J.P. Morgan Securities LLC	9/20/24	328,445	(2,365)
Gross Unrealized Appreciation					29,664
Gross Unrealized Depreciation					(113,492)

EUR—Euro

USD—United States Dollar

IBOXXMJA—Markit iBoxx € Liquid High Yield Index

IBOXIG—Markit iBoxx $ Investment Grade Corporate Bond ETF

SOFRRATE—Secured Overnight Financing Rate

QW5A—Markit iBoxx € Corporates

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

OTC Credit Default Swaps
Reference Obligation/ Counterparty	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Sold Contracts:[2]
Goldman Sachs & Co. LLC
Electrolux AB, 2.50%, 5/18/2030 Received 3 Month Fixed Rate of 1.00%	6/20/2029	313,852	(2,260)	(9,379)	7,119
Purchased Contracts:[3]
Goldman Sachs & Co. LLC
United Airlines, 4.88%, 1/15/2025 Paid 3 Month Fixed Rate of 5.00%	12/20/2028	210,000	(14,053)	748	(14,801)
Gross Unrealized Appreciation				7,119
Gross Unrealized Depreciation				(14,801)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
Markit CDX North America High Yield Index Series 42, Received 3 Month Fixed Rate of 5.00%	6/20/2029	230,000	16,983	15,075	1,908
Markit iTraxx Europe Index Series 41, Received 3 Month Fixed Rate of 1.00%	6/20/2029	20,048,681	436,731	334,451	102,280
Purchased Contracts:[3]
Markit CDX North America Investment Grade Index Series 42, Paid 3 Month Fixed Rate of 1.00%	6/20/2029	48,410,000	(1,085,551)	(1,030,757)	(54,794)
Gross Unrealized Appreciation				104,188
Gross Unrealized Depreciation				(54,794)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

July 31, 2024 (Unaudited)

The following is a summary of the inputs used as of July 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	6,634,599	-	6,634,599
Collateralized Loan Obligations	-	2,274,325	-	2,274,325
Commercial Mortgage-Backed	-	2,778,152	-	2,778,152
Corporate Bonds	-	39,901,521	-	39,901,521
Foreign Governmental	-	75,421,020	-	75,421,020
Investment Companies	1,482,292	-	-	1,482,292
U.S. Government Agencies Collateralized Mortgage Obligations	-	477,488	-	477,488
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	129,998	-	129,998
U.S. Government Agencies Mortgage-Backed	-	5,026,667	-	5,026,667
U.S. Treasury Securities	-	4,770,554	-	4,770,554
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,052,580	-	2,052,580
Futures††	885,979	-	-	885,979
Options Purchased	-	77,490	-	77,490
Swap Agreements††	-	672,154	-	672,154
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(752,867)	-	(752,867)
Futures††	(800,850)	-	-	(800,850)
Options Written	-	(110,784)	-	(110,784)
Swap Agreements††	-	(371,866)	-	(371,866)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills)options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at July 31, 2024 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments.

At July 31, 2024, accumulated net unrealized appreciation on investments was $1,891,214, consisting of $7,459,652 gross unrealized appreciation and $5,568,438 gross unrealized depreciation.

At July 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.